Exhibit 10.27

SIXTH AMENDMENT TO LOAN
AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is dated as of September 30, 2020, by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), ENCINA BUSINESS CREDIT, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity,"Agent"), and HYDROFARM, LLC, a California limited liability company, SUNBLASTER LLC, a Delaware limited liability company, SUNBLASTER HOLDINGS ULC, a British Columbia unlimited liability company, and EDDI'S WHOLESALE GARDEN SUPPLIES LTD., a British Columbia company and HYDROFARM CANADA, LLC, a Delaware limited liability company (each a "Borrower" and collectively the "Borrowers"), and HYDROFARM HOLDINGS LLC, a Delaware limited liability company ("Holdings"), and EHH HOLDINGS, LLC a Delaware limited liability company ("EHH") (Holdings and EHH each a "Loan Party Obligor" and collectively the "Loan Party Obligors").

WITNESSETH:

WHEREAS, Borrowers, Loan Party Obligors, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of July 11, 2019 (the "Original Loan Agreement");

WHERAS, the Original Loan Agreement was amended pursuant to that certain First Amendment to Loan and Security Agreement dated as of October 15, 2019 (the "First Amendment"), that certain Second Amendment to Loan and Security Agreement dated as of November 26, 2019 (the "Second Amendment"), that certain Second Amendment to Loan and Security Agreement dated as of April 3, 2020 (the "Third Amendment"), that certain Fourth Amendment dated May 29, 2020 (the "Fourth Amendment") and that certain Fifth Amendment dated May 30, 2020 (the "Fifth Amendment");

WHEREAS, Borrowers and Loan Party Obligors have requested that Agent and the Lenders agree to further amend the Original Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment (the "Loan Agreement") as set forth in this Amendment; and

WHEREAS, Agent and the Lenders agree to amend the Loan Agreement, in each case, subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SIXTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

SECTION 2. Amendments.

(a)                Upon the Sixth Amendment Effective Date, the following definitions are hereby added to Section 1.1 of the Loan Agreement in a manner that maintains alphabetical order:

                    "Sixth Amendment Effective Date" means September 30, 2020."

(b)               Upon the Sixth Amendment Effective Date, the amounts set forth in Section 1(d) of Annex I are hereby deleted in their entirety and replaced with:

    "$22,500,000"

(c)                The text of Section 9.2 of the Loan Agreement is hereby is hereby amended and restated to read in its entirety as follows:

                   "The Loan Parties shall not make any Capital Expenditures if, after giving effect to such Capital Expenditures, the aggregate cost of all Capital Expenditures of the Loan Parties would exceed $2,000,000 during any Fiscal Year."

SECTION 3. Representations, Warranties and Covenants of Each of Borrower and each Loan Party Obligor. Each Borrower and Loan Party Obligors represents and warrants to the Lenders and Agent and agrees that:

(a)                the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date, and (ii) for such changes that are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by the Lenders;

(b)               on the Sixth Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;

(c)                the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by each of Borrower and each Loan Party Obligor, and this Amendment is a legal, valid and binding obligation of each of Borrower and each Loan Party Obligor, enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(d)               the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower or any Loan Party Obligor of any term of any material contract, loan agreement, indenture or other agreement or instrument to which such Person is a party or is subject.

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SECTION 4. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective (the "Sixth Amendment Effective Date") upon satisfaction of each of the following conditions:

(a)                Each of Borrower, the Loan Party Obligors, the Lenders and Agent shall have executed and delivered to the Agent this Amendment and such other documents as the Agent may reasonably request; and

(b)               All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Agent.

SECTION 6. Costs and Expenses. Borrower hereby affirms its obligation under the Loan Agreement to reimburse the Agent for all fees and expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the internal and external attorneys' fees and expenses of attorneys for the Agent with respect thereto.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

SECTION 8. Effect of Amendment: Reaffirmation of Loan Documents. (a) Nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Loan Documents other than as expressly set forth herein. The Loan Agreement (as amended hereby) and each of the other outstanding Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. Borrower and the Loan Party Obligors hereby further ratify and reaffirm the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Loan Agreement or any other Loan Document to the Agent on behalf and for the benefit of the Lenders, as collateral security for the Obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such Obligations, continues to be and remain collateral for such obligations from and after the date hereof. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)       Execution of this Amendment by the Lenders and Agent (i) shall not constitute a waiver of any Default or Event of Default that may currently exist or hereafter arise under the Loan Agreement, (ii) shall not impair, modify, restrict or limit any right, power, privilege or remedy of the Lenders or Agent with respect to any Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, and (iii) shall not constitute any custom, course of dealing or other basis for altering any obligation of Borrower or any Loan Party Obligor or any right, power, privilege or remedy of the Lenders and Agent under the Loan Agreement or any of the other Loan Documents.

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LOAN AND SECURITY AGREEMENT

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(c)                The amendments, consents, modifications and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non- compliance with the Loan Agreement or any other Loan Document, nor operate as a waiver of any Default or Event of Default.

(d)               This Amendment is a Loan Document.

(d)       To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement and the Loan Documents as modified or amended hereby.

SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 10. Release. EACH OF BORROWER AND THE LOAN PARTY OBLIGORS HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, AGENT, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, MANAGERS, MEMBERS, EMPLOYEES OR ATTORNEYS. EACH OF BORROWER AND THE LOAN PARTY OBLIGORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, AGENTS, MANAGERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH PARENT OR BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS, AGENT, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, MANAGERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH OF BORROWER AND THE LOAN PARTY OBLIGORS HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, MANAGERS, MEMBERS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDERS' OR AGENT'S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER OR ANY LOAN PARTY OBLIGOR TO LENDERS AND AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

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LOAN AND SECURITY AGREEMENT

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SECTION 11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written and is the final expression and agreement of the parties hereto with respect to the subject matter hereof

SECTION 13. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

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SIXTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written

LENDER:	ENCINA BUSINESS CREDIT SPV, LLC, a Delware limited liability company

	By:	/s/ Tracy Salyers
	Name:	Tracy Salyers
	Title:	Authorized Signatory

AGENT	ENCINA BUSINESS CREDIT, LLC, a Delware limited liability company

	By:	/s/ Tracy Salyers
	Name:	Tracy Salyers
	Title:	Authorized Signatory

[Signature Pages Continue]

SIGNATURE PAGE TO

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

Borrowers:

HYDROFARM, LLC

By:	/s/ B. John Lindeman

Name:	B. JOHN LINDEMAN

Its:	CFO

SUNBLASTERS, LLC

By:	/s/ B. John Lindeman

Name:	B. JOHN LINDEMAN

Its:	CFO

SUNBLASTERS, HOLDINGS LLC

By:	/s/ B. John Lindeman

Name:	B. JOHN LINDEMAN

Its:	CFO

EDDI’S WHOLESALE GARDEN SUPLLIES LTD.

By:	/s/ B. John Lindeman

Name:	B. JOHN LINDEMAN

Its:	CFO

HYDROFARM CANADA, LLC

By:	/s/ B. John Lindeman

Name:	B. JOHN LINDEMAN

Its:	CFO

Loan Party Obligors:

EHH HOLDINGS, LLC

By:	/s/ B. John Lindeman

Name:	B. JOHN LINDEMAN

Its:	CFO

HYDROFARM HOLDINGS, LLC

By:	/s/ B. John Lindeman

Name:	B. JOHN LINDEMAN

Its:	CFO